UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2023

STRYVE FOODS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38785	87-1760117
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Post Office Box 864 Frisco, TX	75034
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 987-5130

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	SNAX	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	SNAXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 9, 2023, the stockholders of Stryve Foods, Inc. (the “Company”) approved the amended and restated 2021 Omnibus Incentive Plan (the “Plan”) authorizing the Company to issue up to an additional 4,300,000 shares of its Class A common stock. The Plan was filed as Appendix B to the Company’s definitive revised proxy statement filed May 2, 2023 and the terms thereof are incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2023 Annual Meeting of Stockholders of the Company held on June 9, 2023 (the “Annual Meeting”), the matters voted upon and the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to such matters, were as stated below. The proposals related to each matter are described in the Company’s definitive revised proxy statement for the Annual Meeting, which was filed on May 2, 2023.

Proposal 1 – Election of Directors

The Company’s stockholders elected the following nominees for director to serve three-year terms expiring at the Company’s 2026 Annual Meeting of Stockholders and until such director’s successor is duly elected or appointed and qualified or, if earlier, such director’s earlier death, resignation or removal:

Nominee	For	Withhold	Broker Non-Votes
Mauricio Orellana	14,863,564	595,896	8,399,929
B. Luke Weil	14,683,318	776,142	8,399,929
Gregory S. Christenson	15,123,711	335,749	8,399,929

Proposal 2 – Ratification of the Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 by the following vote:

For	Against	Abstentions	Broker Non-Votes
23,241,490	45,384	572,515	-

Proposal 3 – Reverse Stock Split Proposal

The Company’s stockholders approved the proposal to authorize the Company’s board of directors, in its discretion but in no event later than July 31, 2023 (in advance of the expiration of the second 180 calendar day period the Company has been afforded by The Nasdaq Stock Market LLC to regain compliance with the $1.00 minimum bid price continued listing requirement), to amend the Company’s First Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s Class A and Class V common stock, at a ratio in the range of 1-for-3 to 1-for-30, such ratio to be determined by the board of directors and included in a public announcement by the following vote:

For	Against	Abstentions	Broker Non-Votes
21,394,435	2,446,987	17,967	-

Proposal 4 – Amendment to Omnibus Incentive Plan

The Company’s stockholders approved the proposal to amend and restate the Plan to increase the number of shares for issuance by 4,300,000 shares of Class A common stock by the following vote:

For	Against	Abstentions	Broker Non-Votes
12,867,243	2,458,920	133,297	8,399,929

Item 9.01(d) Financial Statements and Exhibits.

Exhibit 10.1	First Amended and Restated Omnibus Incentive Plan (incorporated by reference from Appendix B to the Company’s definitive revised proxy statement filed May 2, 2023)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 9, 2023

STRYVE FOODS, INC.

By:	/s/ Christopher Boever
Name:	Christopher Boever
Title:	Chief Executive Officer